SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                 Date of Report - February 8, 2000
                 (Date of earliest event reported)


                        Questar Corporation
        (Exact name of registrant as specified in charter)



             STATE OF UTAH                1-8796          87-0407509
         (State or other juris-       (Commission      (I.R.S. Employer
        diction of incorporation       File No.)      Identification No.)
            or organization)


P.O. Box 45433, 180 East First South Street, Salt Lake City, Utah 84145-0433
             (Address of principal executive offices)


 Registrant's telephone number, including area code (801) 324-5000



                          Not Applicable
  (Former name or former address, if changed since last report.)


                             FORM 8-K
                          CURRENT REPORT

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.     Exhibit

           4 Questar Corporation Dividend Reinvestment and Stock Purchase Plan as amended and restated effective
               February 8, 2000


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              QUESTAR CORPORATION
                                  (Registrant)



February 18, 2000             By /s/ S. E. Parks
    (Date)                           S. E. Parks
                                    Vice President, Treasurer, and
                                    Chief Financial Officer